EXHIBIT 10


                    AMENDMENT NO. 8 TO TRANSACTION AGREEMENT

                                Amendment No. 8
                                       to
                             Transaction Agreement

         This Amendment No. 8 ("Amendment") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, and by Amendment No. 7 dated as of August 1, 2000 (the "Original Agreement"), is made as of December 20, 2000, among Choice One Communications Inc. (the "Corporation") and the persons listed on the signature pages hereto.

         WHEREAS, Section 4.08 of the Original Agreement contemplates that so long as MSCP holds more than 30% of the aggregate outstanding Investor Equity and Management Equity of the Corporation that it will have the right to select the Corporation's financial adviser and lead manager for all securities offerings; and

         WHEREAS, the parties now desire to amend the Original Agreement to permit the Corporation to select its own financial advisers and lead managers;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Deletion of Section 4.08. Section 4.08 is hereby deleted in its entirety from the Original Agreement.

         SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 4. Effectiveness; Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                      CHOICE ONE COMMUNICATIONS INC.


                                      By: /s/ Steven M. Dubnik
                                          --------------------------------------
                                           Steven M. Dubnik
                                      Its: Chairman and Chief Executive Officer

                                      MANAGEMENT MEMBERS


                                      /s/ Steve M. Dubnik
                                      ------------------------------------------
                                      Steve M. Dubnik, as a Management
                                      Member and as Chief Executive Officer  of
                                      Choice One Communications Inc.

                                      /s/ Mae Squier-Dow
                                      ------------------------------------------
                                      Mae Squier-Dow

                                      /s/ Kevin Dickens
                                      ------------------------------------------
                                      Kevin Dickens

                                      /s/ Philip Yawman
                                      ------------------------------------------
                                      Philip Yawman

                                      /s/ Ajay Sabherwal
                                      ------------------------------------------
                                      Ajay Sabherwal

                                      /s/ Elizabeth Ellis
                                      ------------------------------------------
                                      Elizabeth Ellis

                                      /s/ Joseph Calzone
                                      ------------------------------------------
                                      Joseph Calzone

                                      /s/ Michelle Paroda
                                      ------------------------------------------
                                      Michelle Paroda

                                      /s/ Linda Chapman
                                      ------------------------------------------
                                      Linda Chapman

                                      /s/ John Zimmer
                                      ------------------------------------------
                                      John Zimmer

                                      /s/ David Fitts
                                      ------------------------------------------
                                      David Fitts

                                      /s/ Kenneth Okolowicz
                                      ------------------------------------------
                                      Kenneth Okolowicz

                                      /s/ Daniel K. Iles
                                      ------------------------------------------
                                      Daniel K. Iles



                                      /s/ Michael D'Angelo
                                      ------------------------------------------
                                       Michael D'Angelo

                                      /s/ Robert Merrill
                                      ------------------------------------------
                                      Robert Merrill

                                      /s/ Kim Robert Scovill
                                      ------------------------------------------
                                      Kim Robert Scovill

                                      /s/ Joseph Schaal
                                      ------------------------------------------
                                      Joseph Schaal

                                      /s/ Eric Peterson
                                      ------------------------------------------
                                      Eric Peterson

                                      /s/ James Currie
                                      ------------------------------------------
                                      James Currie

                                      /s/ Robert Bailey
                                      ------------------------------------------
                                      Robert Bailey

                                      /s/ Scott Deverell
                                      ------------------------------------------
                                      Scott Deverell

                                      /s/ Nancy Farrell
                                      ------------------------------------------
                                      Nancy Farrell

                                      /s/ Pamela Huber-Hauck
                                      ------------------------------------------
                                      Pamela Huber-Hauck

                                      /s/ Carla Vaccaro
                                      ------------------------------------------
                                      Carla Vaccaro

                                      INVESTOR MEMBERS

                                      MORGAN STANLEY CAPITAL
                                        PARTNERS III, L.P.

                                      By MSCP III, LLC, its general partner
                                      By Morgan Stanley Capital Partners III,
                                         Inc., its Member



                                      By  /s/ John B. Ehrenkranz
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      By  /s/ Michael M. Janson
                                          --------------------------------------


                                      Its
                                          --------------------------------------



                                      MSCP III 892 INVESTORS, L.P.

                                      By MSCP III, LLC, its general partner
                                      By Morgan Stanley Capital Partners III,
                                         Inc., its Member


                                      By  /s/ John B. Ehrenkranz
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      By  /s/ Michael M. Janson
                                          --------------------------------------


                                      Its
                                          --------------------------------------

                                      MORGAN STANLEY CAPITAL
                                        INVESTORS, L.P.


                                      By MSCP III, LLC, its general partner
                                      By Morgan Stanley Capital Partners III,
                                         Inc., its Member


                                      By  /s/ John B. Ehrenkranz
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      By  /s/ Michael M. Janson
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      MORGAN STANLEY DEAN WITTER
                                           CAPITAL PARTNERS IV, L.P.


                                      By MSDW Capital Partners IV, LLC, its
                                              general partner
                                      By MSDW Capital Partners IV, Inc.,
                                         its Member


                                      By  /s/ John B. Ehrenkranz
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      By  /s/ Michael M. Janson
                                          --------------------------------------


                                      Its
                                          --------------------------------------

                                      MSDW IV 892 INVESTORS, L.P.


                                      By MSDW Capital Partners IV, LLC, its
                                              general partner
                                      By MSDW Capital Partners IV, Inc.,
                                         its Member


                                      By  /s/ John B. Ehrenkranz
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      By  /s/ Michael M. Janson
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      MORGAN STANLEY DEAN WITTER
                                        CAPITAL INVESTORS IV, L.P.


                                      By MSDW Capital Partners IV LLC, its
                                              general partner
                                      By MSDW Capital Partners IV, Inc.,
                                         its Member


                                      By  /s/ John B. Ehrenkranz
                                          --------------------------------------


                                      Its
                                          --------------------------------------


                                      By  /s/ Michael M. Janson
                                          --------------------------------------


                                      Its
                                          --------------------------------------

                                      CHISHOLM PARTNERS III, L.P.

                                      By Silverado III, L.P.,
                                         its General Partner
                                      By Silverado III Corp.,
                                         its General Partner


                                      By /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO


                                      KENNEDY PLAZA PARTNERS


                                      By /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Managing General Partner


                                      FLEET VENTURE RESOURCES, INC.


                                      By /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO


                                      FLEET EQUITY PARTNERS VI, L.P.

                                      By Fleet Growth Resources II, Inc., its
                                      General Partner


                                      By /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO


                                      WALLER-SUTTON MEDIA PARTNERS,
                                           L.P.


                                      By Waller Sutton Media, L.L.C.
                                         its general partner


                                      By /s/ Bruce Hernandez
                                         ---------------------------------------
                                         Bruce Hernandez
                                         Chief Executive Officer

                                      FIRST UNION CAPITAL PARTNERS,
                                           INC.


                                      By: ______________________________________


                                      Its: _____________________________________

                                      GENERAL ELECTRIC CAPITAL
                                           CORPORATION


                                      By: ______________________________________


                                      Its: _____________________________________


                                      CARAVELLE INVESTMENT FUND,
                                      L.L.C.
                                      By Caravelle Advisors, L.L.C.,
                                           as Investment Manager and
                                           Attorney In Fact

                                      By: ______________________________________


                                      Its: _____________________________________


                                      ROYCE J. HOLLAND


                                      /s/ Royce J. Holland
                                      ------------------------------------------
                                      Royce J. Holland


                                      R. PHILIP SILVER


                                      /s/ R. Philip Silver
                                      ------------------------------------------
                                      R. Philip Silver